                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   -------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 31, 1998
                                                  -------------------------


              EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             MINNESOTA                  000-22765               41-1771946
--------------------------------------------------------------------------------
   (State or other jurisdiction  (Commission File Number)      (IRS Employer
         of incorporation)                                  Identification No.)




              805 HANLON DRIVE
          BELLE PLAINE, MINNESOTA                                 56011
  (Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code  (612) 873-7000
                                                    ----------------------------

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Item 5.   OTHER EVENTS.

               On July 31, 1998, Excelsior-Henderson Motorcycle Manufacturing Company (the "Company") closed on a $6.1 million Industrial Development Revenue Bond (the "Bond"), which was facilitated by the Economic Development Authority of the City of Belle Plaine, Minnesota. The entire Bond was purchased by FINOVA Public Finance, Inc., a subsidiary of FINOVA Capital Corporation ("FINOVA").
The proceeds of the sale of the Bond, net of a $1.1 million debt service reserve, have been placed into escrow, and may be drawn for certain past and future equipment and product tooling purchases. The Bond is repayable over a seven and one-half year term and is secured by certain factory equipment and product tooling. The Bond carries a face interest rate of 10.40%. FINOVA also received a warrant to purchase 196,500 shares of common stock of the Company. The warrant may be exercised up to ten years from the date of issuance at an exercise price of $9.00 per share.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         The following information follows or is attached hereto as an exhibit:

         (a)   FINANCIAL STATEMENTS OF THE REGISTRANT: Not required.

         (b)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT: Not required.

         (c)   EXHIBITS

         4.1   Restated Articles of Incorporation of the Registrant, as
               Amended(1)

         4.2   By-Laws of the Registrant(2)

         4.3 Economic Development Authority of the City of Belle Plaine, Minnesota, Taxable Industrial Development Revenue Bond (Excelsior-Henderson Project), Series 1998, in the principal amount of $6,100,000.

         99    Press Release dated July 31, 1998

         The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
------------------------
(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed with the Commission on May 23, 1997 (No. 333-27789).
(2) Incorporated by reference to Exhibit 3.3 to the Registrant's Amendment No. 1 to Registration Statement on Form SB-2 filed with the Commission on July 23, 1996 (No. 333-05060C).

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   EXCELSIOR-HENDERSON MOTORCYCLE
                                    MANUFACTURING COMPANY



Date:  July 31, 1998               By /s/ Thomas M. Rootness
                                     -------------------------------------------
                                      Thomas M. Rootness
                                      Senior Vice President of Finance and
                                      Administration and Chief Financial Officer

                                   EXHIBIT INDEX

                                                                    Method
  Exhibit                      Description                         of Filing
  -------                      -----------                         ---------
 4.1        Restated Articles of Incorporation of the          Incorporated by
            Registrant, as Amended(1)........................  Reference

                                                               Incorporated by
 4.2        By-Laws of the Registrant(2).....................  Reference


 4.3        Economic Development Authority of the City of
            Belle Plaine, Minnesota, Taxable Industrial
            Development Revenue Bond (Excelsior-Henderson
            Project), Series 1998, in the principal amount     Filed
            of $6,100,000....................................  Electronically

                                                               Filed
 99         Press Release dated July 31, 1998................  Electronically


------------------------
(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed with the Commission on May 23, 1997 (No. 333-27789).
(2) Incorporated by reference to Exhibit 3.3 to the Registrant's Amendment No. 1 to Registration Statement on Form SB-2 filed with the Commission on July 23, 1996 (No. 333-05060C).